Exhibit 99.2

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[LOGO]

2006 Investment Community Meeting

February 23, 2006

Sofitel New York, New York

[LOGO]

1

Agenda

Introduction/Strategy – Garry Betty

HELIO – Sky Dayton & Todd Tappin

Access & Voice – Mike Lunsford

Small & Medium Enterprise – Bill Heys

Municipal Wi-Fi – Don Berryman

Financials – Kevin Dotts

Conclusion – Garry Betty

[LOGO]

2

Safe Harbor Statement

Certain of the statements contained in this presentation are forward-looking statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. With respect to such forward-looking statements, the Company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include a variety of factors, including competitive and regulatory developments and risk factors listed from time to time in the Company’s SEC reports. The lists in the Company’s SEC filings are intended to identify certain of the principal factors that could cause actual results to differ materially from those described in the forward-looking statements included elsewhere herein. These factors are not intended to represent a complete list of all risks and uncertainties inherent in the Company’s business, and should be read in conjunction with the more detailed cautionary statements and risk factors included elsewhere in the Company’s most recent filings with the SEC.

3

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because EarthLink believes they provide relevant and useful information to investors. EarthLink utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. EarthLink also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Since the elements of these financial performance measures are determined using the accrual basis of accounting and exclude the effects of certain capital, financing, acquisition-related, and facility exit and restructuring costs, investors should use them to analyze and compare companies on the basis of similar period operating performance.

4

Non-GAAP Definitions

EBITDA (referred to Adjusted EBITDA in Earnings Releases and GAAP reconciliations) is defined as earnings before interest; income taxes; depreciation and amortization; net losses of equity affiliate; gain(loss) on investments in other companies, net; and facility exit and restructuring costs.

Free Cash Flow is defined as income from operations excluding facility exit and restructuring costs; depreciation and amortization; less purchases of property and equipment and purchases of subscriber bases.

Gross margins (referred to Gross margin before sales incentives in Earnings Releases and GAAP reconciliations) as a percentage of total revenues is defined as total revenues less total cost of revenues before sales incentives divided by total revenues.

ARPU (Average Revenue Per User) is calculated by dividing appropriate service revenue component amount by appropriate weighted average monthly subscribers for same component. Example would be narrowband revenue divided by weighted average narrowband subscribers.

These non-GAAP measures should be used in addition to, not as substitutes for, financial information included in the statements of cash flows and statements of operations.

5

Reconciliation of Non-GAAP Measures

Earnings Before Interest; Income Taxes; Depreciation and Amortization; Net Losses of Equity Affiliate; Gain (Loss) on Investments in Other Companies, Net; Intangible Asset Write-Off; and Facility Exit and Restructuring Costs (Adjusted EBITDA, a non-GAAP measure):

	Year Ended December 31,
	2001	2002	2003	2004	2005
	(in thousands)
Reconciliation of net income (loss) to Adjusted EBITDA:
Net income (loss)	$(341,061)	$(148,033)	$(62,194)	$111,009	$142,780
Provision for income taxes	—	—	—	4,460	22,476
Depreciation and amortization	329,210	217,621	164,244	79,219	47,138
Gain (loss) on investments in other companies, net	10,000	650	202	1,420	(2,877)
Net losses of equity affiliate	—	—	—	—	15,608
Interest income and other, net	(25,469)	(12,638)	(4,972)	(6,131)	(13,491)
Intangible asset write-off	11,252	—	—	—	—
Facility exit and restructuring costs	—	3,492	36,596	28,394	2,080
Adjusted EBITDA	$(16,068)	$61,092	$133,876	$218,371	$213,714

Adjusted EBITDA margin (a non-GAAP measure):
Total revenues				$1,382,202	$1,290,072

Adjusted EBITDA as a percentage of total revenues				15.8%	16.6%

6

Free Cash Flow (a non-GAAP measure):

	Year Ended December 31,
	2001	2002	2003	2004	2005
	(in thousands)
Reconciliation of income (loss) from operations to free cash flow:
Income (loss) from operations	$(356,530)	$(160,021)	$(66,964)	$110,758	$164,496
Facility exit and restructuring costs	—	3,492	36,596	28,394	2,080
Intangible asset write-off	11,252	—	—	—	—
Depreciation and amortization	329,210	217,621	164,244	79,219	47,138
Purchases of property and equipment	(69,450)	(32,533)	(28,445)	(29,890)	(33,879)
Purchases of subscriber bases	(40,688)	(21,719)	(11,867)	(2,419)	(6,690)
Free cash flow	$(126,206)	$6,840	$93,564	$186,062	$173,145

7

Reconciliation of Guidance Provided in Non-GAAP Measures (amounts are estimates)

	Three Months Ending March 31, 2006	Year Ending December 31, 2006
	(in millions)
Reconciliation of Net Income (Loss) to Adjusted EBITDA:
Net income (loss)	$2 - $9	($45) - $0
Depreciation	8	41
Acquisition-related amortization	2	9
Net losses of equity affiliate	14 - 16	90 - 110
Interest income and other, net	(4)	(15)
Adjusted EBITDA	$24 - $29	$100 - $125

8

Strategy

Garry Betty

President & Chief Executive Officer

9

Executive Summary

Manage the existing access relationship with customer to deliver recurring revenue stream

•                  Delivering stable returns - EBITDA, net income, and free cash flow

Re-invest earnings into high-growth prospects

•                  Wireless – [LOGO]

•                  Voice – EarthLink trueVoice, DSL & Home Phone Service

•                  New Access Technologies – Muni Wi-Fi, BPL, etc.

•                  Small and Medium Enterprise solutions

A Total Communications Provider

10

Track Record of Success

Over the past 10 years we have earned a track record of success in the toughest competitive and regulatory environment

In 5 years we grew premium dial-up to 4.3 million subscribers, generating $1.0 billion in annual revenue

As market matures, realizing gross margins ~ 90%

[CHART]

Continues to generate great cash

11

In 6 years we grew broadband to 1.6 million subscribers, generating over $400 million in annual revenue

Generating gross margins of over 40%

[CHART]

Still investing in growth, steady state profitable

12

PeoplePC acquired in 2002, fastest growing value ISP with 1.2 million subscribers, generating $140 million in annual revenue

Generating gross margins of almost 90%

[CHART]

Still investing in growth, steady state profitable

13

Next Growth Investments

•                  HELIO – Expected Launch April 2006

•                  Muni Wi-Fi – Expected Launch 2nd Quarter 2006

•                  Voice – EarthLink trueVoice launched in 3rd Quarter 2005 and DSL & Home Phone Service launched in late 4th Quarter 2005

•                  SME – Expect to close New Edge Networks acquisition in 2nd Quarter 2006

Should generate more revenue than the trad’l access business by 2009

14

EarthLink Mission

Anytime, anywhere EarthLink connects people to the power and possibilities of the Internet. We deliver a reliable and personalized experience our customers trust.

15

16

Total Communications Provider

Built a Network and Internet Back-bone by integrating disparate elements to provide the customer a solution

•                  Started as an Internet Services Provider in 1994 providing access on Dial-up and then moved to offer Broadband, Wireless, etc.

•                  Added services to improve the user experience as a differentiator and to monetize the relationship with the access customer

We continue to leverage the underlying infrastructure by integrating solutions around ever changing customer needs

•                  Adding access options such as Muni-Wifi, BPL, etc.

•                  Expanding the definition of the “market” by including enterprise as well as consumer

•                  Expanding monetization opportunities by adding voice, video, protection services, etc.

17

Reorganized to Manage Opportunities

Activity Focused

Customer Support	Product/ Marketing	Sales/ PeoplePC	Operations	Finance	Legal	Human Resources	Strategic Planning

Customer Focused

		Consumer		Business

		Access/ Voice	Muni Wi-Fi	SME

Value added Services

Shared Services

Corporate Support Staff

18

Access & Voice Organization

Mike Lunsford

Premium Narrowband	Consumer Broadband	Voice

Support Functions: IT, Customer Service, Marketing

$1.1B revenues

•                  Approx 60%/40% Narrowband/broadband

3.9 million users

•                  Approx 65%/35% Narrowband/broadband

Strategic Focus

•                  Return in premium dial

•                  Profitable growth on PPC and BBD

•                  Deploy voice services

•                  Leader in integrated products

19

SME and Value Organization

Bill Heys

PeoplePC	Business Sales and Web hosting	Aluria Software

$220M revenues

•                  Approx 82%/18% access/ web hosting

1.4 million users

•                  Approx 98%/2% access/web hosting

Strategic Focus

•                  Grow PeoplePC subscriber base

•                  Expand SME business

•                  Grow share of wallet through cross-selling

•                  Customer-focused product development

Revenues will increase to $350M w/ New Edge Networks

20

Municipal Networks Organization

Don Berryman

Retail	Wholesale	Municipal & Other Services

Awarded two markets covering:

•                  800k households

•                  185 square miles

Strategic Focus

•                  Expand Muni Wi-Fi footprint

•                  Grow subscriber base

•                  Develop products to drive revenues

Voice could double the opportunity

21

Benefits on New Organization

Enhances environment for innovation, speed, agility, breakthrough thinking

Moves EarthLink toward a converged communications business

Better emphasis on packaging technology and delivering services

Stronger emphasis on Customer Service

Increases focus on the customer and innovative products and services

22

Total Communications Provider

[LOGO]

HELIO

Access Voice

SME

Municipal Wi- Fi

23

Key Takeaways

Manage the access business to deliver profitable results and cash

Investing cash in growth product initiatives

Executing on a coordinated strategy to be a Total Communications Provider

Organized for success

24

Total Communications Provider

[LOGO]

HELIO

Access Voice

SME

Municipal Wi- Fi

25

[GRAPHIC]

Introducing HELIO

Sky Dayton, CEO

Todd Tappin, CFO

Agenda

•                  Introduction to HELIO

•                  HELIO Consumer, Brand and Experience

•                  MVNO Model

•                  HELIO Financial Model

27

[LOGO]

28

[LOGO]	[GRAPHIC]

•                  Largest mobile operator in Korea – 52% market share

•                  World leader in wireless technology and services

•                  Jan. 1996: Launched world’s first commercial CDMA service

•                  Oct. 2000: Launched the world’s first commercial CDMA1X service

•                  Feb. 2002: Launched the world’s first CDMA1X EVDO service

•                  March 2005: Launched world’s first satellite DMB service

•                  Advanced market segmentation

•                  Helio benefit

•                  $200M+ annual SK Telecom R&D investment

•                  Exclusive US license for advanced service delivery platform

•                  World’s most sophisticated back-office billing and content-management systems

•                  World’s most advanced handsets

29

SKT data services examples from Korea

[LOGO]

•      Music-on-demand – full tracks and albums over the air to your phone

•      70% of the country’s digital music sales are to mobile devices

•      Korean operators expected to ship 10MM music-enabled phones in 2005

[LOGO]	• 3D gaming service launched April 2005 • Fully interactive, multi-player games

[LOGO]	• Largest mobile social network in the world • Upload pictures, texts, check on your friend • Used by 30% of the Korean population and 90% of teens and early 20’s

[LOGO]	• Satellite DMB service launched in 2005, first in the world • 20 channels of clear TV and crisp music delivered directly to your handset

Note: These are not necessarily services HELIO will launch, but illustrative of its technology and R&D pipeline

Source: Company data

30

The HELIO consumer                                                                                                                                                                             [GRAPHIC]

•                  Connectivity is the Holy Grail

•                  Need to stay connected - at home, at work, in college, in the car, shopping, partying, on vacation…

•                  To social network: online friends, MySpace, family, friends (multiple social groups is a goal)

•                  Loss of connectivity means fear of missing out - on communication and, by implication, on life

•                  The goal is to be busy and multi-tasking is the ultimate proof of busy

•                  “… watching TV and you text and you AIM…”

•                  Busy means popular

•                  Busy means important

•                  Busy means alive

•                  Dead time is the enemy. Even five minutes waiting in line “alone” (severed communication) can be agony

•                  Multi-tasking, or social “fine slicing”, enables you to feel at the center

•                  The more demands, the more access, the more channels of connection, the better

•                  Less Voice, More Data – data facilitates multi-tasking and enables shorter, more frequent interactions

•                  “I always just text my friends. It’s just easier. And you can talk to more people at once that way”

31

HELIO core segments

18-32 year olds, 40K+ household income, replace phone in 12 months = 36MM

PRIORITY SEGMENTS = 12MM

“FEED ME” 2.5MM

Affluent, young adult lead users in technology and cell phones

“SPOIL ME” 5.5MM

Students with heavy entertainment and communication needs; seeking “cool” image and features

“SEE ME” 4MM

Trendsetting, multi-ethnic urban dwellers willing to spend on technology

32

The Korean-American HELIO/SKT consumer

2.16 million Korean Americans in the U.S.*

Over 80% of Korean Americans live in major 5 cities - LA, NY, Chi, SF, Sea

[LOGO]

HELIO

Core Segments
“Feed Me”
“Spoil Me”
“See Me”

400k

Young Korean Americans

(2nd Gen.)

Born in U.S.

1.4m

General KA Market

(1st & 1.5 Gen.)

Korean language
Korean culture

300k

International Students & Expatriates

Long and short-term dwellers

* Korean Foreign Affairs Administration, 2003

33

The HELIO experience

[GRAPHIC]

Brand

Service

Customer Care

Distribution

Content

Product

34

Fully-loaded devices – Hero

[GRAPHIC]

Multi-Media Powerhouse

•                  Speedy 3G: EVDO

•                  Unbelievable Pics: 2 Megapixel Camera

•                  Co-Processor Engine: Multimedia Processor

•                  Beautiful Screen: 2.2-inch QVGA w/landscape

•                  Loads of Memory: 70MB user memory + T-flash

•                  Personal Entertainment Center:

•                  Music player + full duplex speakers

•                  MP3, MPEG 4/H.264 player

•                  VOD, MMS, Mobile Flash

35

Fully-loaded devices – Kickflip

[GRAPHIC]

Kickflip: Sleek Swivel

•                  Addictive design: Full auto-hinge & swivel both ways

•                  Speedy 3G: EVDO

•                  Unbelievable Pics: 2 Megapixel Camera

•                  Beautiful Screens: 2.2-inch QVGA w/landscape

•                  Loads of Memory: 70MB user memory + T-flash

•                  Personal Entertainment Center:

•                  Music player + full duplex speakers

•                  MP3, MPEG 4

•                  VOD, MMS, Mobile Flash

36

37

Content focus: Discovery and Sharing

[GRAPHIC]

38

MySpace Mobile on Helio	[LOGO]

•                  Over 56MM users

•                  High overlap with Helio core target

•                  First to launch MySpace Mobile

•                  A unique experience optimized for our devices’ high-end capabilities

•                  Mobile Client Features

•                  Take photos on your Helio and post them with your messages

•                  Update your profile with events, while they are taking place

•                  Read and write emails, blogs and bulletins

•                  Keep in touch with your friends activities with optimized profile browsing

•                  Deep integration into the MySpace.com experience

•                  Signed Messages (e.g., - sent from my Helio)

•                  Watermarked Images

•                  ‘Mobile’ presence indicator for all active Helio users

•                  Integrated marketing campaign with MySpace

39

Korean American Services	[LOGO]

•                  The full Helio experience, plus exclusive services in Korean

•                  Korean language SMS

•                  SMS to and from Korea

•                  Korean language handsets and UI

•                  Inexpensive calling internationally and to Korea

•                  Korean content – set up pipeline from SKT

•                  Korean language service and support

40

HELIO distribution strength

•                  Company-owned stores

•                  Combines brand experience with high transaction volume

•                  Branded HELIO stores

•                  Select national retail chains

•                  Select agent distribution

•                  Mainstream and dedicated Korean-American channels

•                  Non-trad’l retail

•                  Web

41

[GRAPHIC]

The Business Model

Todd Tappin, CFO

The MVNO

Birth of the MVNO

		What Might the future Hold?		?
Broadcast Video
Fixed Mobile Integration
VoIP/ Wi-Fi Integration
Location-Based Applications

	What Makes the MVNO Model Potentially Viable in Comparison to Legacy Reselling?		Customized applications integrate Proprietary Content	Customized applications with integrated Proprietary Content
Resale
		Data Applications	Data Applications	Data Applications

	Niche Branding/ Co-branding	Niche Branding/ Co-Branding	Niche/ Co- Branding Tied to Content	Niche/Co- Branding Tied to Content and Channel

Wireless Resellers Business Model failed due to low margins, but established the technical foundation for basic voice resale. Strictly Prepaid	Wireless Voice Resale/Resale Only Networks (never fully Built)	Wireless Voice Resale With Potentially Realistic Margins	Wireless Voice Resale With Realistic Margins, Post-pay Offerings	Wireless Voice Resale With Realistic Margins, Post-pay Offerings

1988-1998	1995- 2000	2000-200?	2003 -?	?

Source:  Deloitte & Touche

44

Types of MVNO Models

MVNO Models

[CHART]

Source:  Deloitte & Touche

•                  The degree of control over the content, infrastructure, and operations drive the type of MVNO model and level of investment

45

MVNO Wireless Subscriber Projections

US Wireless Market

[CHART]

Source: Deutsche Bank, Merrill Lynch, Wireless Week
Note: 2005 represents 3Q 2005 Actual Subscribers

•                  MVNOs projected to reach 29M MVNO subscribers and generate over $10B in revenues by 2010

46

MVNO Market Opportunity

MVNO Market Opportunity

[CHART]

Source:  Frost & Sullivan, Yankee Group, RCR Wireless,

•                  MVNO growth is projected at a 27% CAGR in five years

47

Power of Switchers

US Wireless Market

[CHART]

Source: Company 10-Qs, Press Releases, Goldman Sachs, Deloitte Consulting Analysis

•                  US is rapidly approaching flattening of the wireless subscriber growth curve with Switchers represent $23 Billion annual revenue opportunity

Source:  BCGI

48

US Wireless Revenues – Voice vs. Data

Total US Wireless Services Revenues

[CHART]

Source:  Deloitte & Touche, Telecom WordlWire

•                  Data revenues projected to compose over 30% of all wireless service revenues by 2010

49

Increasing Popularity of Data Applications

Penetration of Data Applications in US Wireless Market

[CHART]

Source:  IDC

•                  Increased adoption of multi-media services in the next few years will drive overall data revenues

50

MOU Volume Increasing, but Cost Declining

MOU and Voice Costs

[CHART]

Note: Voice costs estimated by using total service costs of Verizon and Cingular (excluding depreciation) with industry MOU

Source: Company Reports, Merrill Lynch

•      Early voice network capacity nearing full depreciation

•     Advent of VoIP and WiFi increasing low cost competition

51

[GRAPHIC]

Helio Financial Drivers

52

Key Success Factors in Launching an MVNO

Key Success Factors	HELIO’s Capability
Provide end-to-end services	Leveraging SK Telecom’s wireless platform and EarthLink’s customer service to provide a customized end-to-end solution

Offer differentiation in superior product quality via technology to deliver content and service	Revolutionizing the user experience with full access to SK Telecom’s R&D innovation, supported by a unique and customized portfolio of content for our subscribers

Brand development	Uncompromised focus on our target our demographic (18-34 year olds)

Superior customer service	Proprietary best in class customer care and billing solutions coupled with EarthLink’s award winning customer service

Speed to market	Thoughtful and deliberate staged approach to roll out of deep product road map

Source: BCGI

53

Korea vs. the US

Services in Korea Today	Today in the US
Personalization (ringtones, wallpaper, and ringbacktones)	High penetration
Location Based Services (Buddy Finder, navigation)	Low penetration
Community Services	None
Idle Screen Services	Low penetration
Music Service (OTA and Streaming)	Low Penetration with Only Streaming available
Video Services (Television & Streaming)	Low Penetration
Chatting & Dating Services	Low Penetration
Financial services	Low Penetration
Home Surveillance	None
International Roaming	Low Use

54

Helio Revenue Structure

Total Revenues

Voice Revenue	Data Service Revenues		Other Revenues

Voice Plans	Content	Data Plan	Equipment & Accessories

Contra Revenue Subsidies, Credits

55

Helio Cost Structure

Total
Costs

Voice Costs	Data Service Costs	Operating Expenses	Other Costs

Network Costs Cost per minute	Network Costs Cost per MB	Products & Services	Equipment & Accessories

Sales & Marketing

G&A & Customer Service

56

Helio Investments and Return

•      2006

•      Over 50% of costs are going toward subscriber acquisition

•     Other costs are building infrastructure

•       Customer care

•       Billing

•       Platform

•       Back end systems

•       New product and service development

•     Return on investment at the end of 2009

•     Over $2B in revenue

•     Nearly 3M subscribers

•     Cash flow positive

•     Additional detail to be provided over time as the business scales

57

Total Communications Provider

[LOGO]

HELIO

Access
Voice

Municipal
Wi- Fi

SME

58

Access and Voice

Mike Lunsford

Executive Vice President & President,
Access and Voice

59

Executive Summary

State of EarthLink’s Trad’l ISP Business

Becoming a Total Communications Provider

EarthLink’s Voice Strategy

60

State of the Access Market

[CHART]

Source: Forrester Research & Jupiter Research

61

EarthLink Subscriber Base

[CHART]

Expect flat overall access subscriber growth, while the subscriber mix will continue to shift

62

Dial-up Services

[LOGO]

PRICE:

•      Introductory rate: $5.47 for 3 mos.

•      Regular monthly rate: $10.95

•      Paid Support

DIFFERENTIATION:

•      PeoplePal Toolbar

•      POP & Web Mail with: Spam Controls, Email Virus Protection, and 2 Email Addresses

[LOGO]

PRICE:

•      Introductory rate: $9.95 for 6 mos.

•      Regular monthly rate: $21.95

DIFFERENTIATION:

•      Built-in EarthLink Accelerator

•      Customizable My EarthLink Start Page

•      Protection services

•      Parental Controls

•      FREE, award-winning 24/7 customer support

63

High-Speed Services

[LOGO]

PARTNERS/COVERAGE:

•      Covad, Sprint and all major RBOCs

PRICE:

•      1.5 Mbps $19.95/mo. for 6 mos. and $39.95/mo. for service thereafter $44.95/mo. for 3.0 Mbps

DIFFERENTIATION:

•      EarthLink Protection Control Center

•      Award-winning customer service

[LOGO]

PARTNERS/COVERAGE:

•      Time Warner Cable/Bright House Networks and Comcast Cable

PRICE:

•      Time Warner/Bright House:

- Up to 5.0 Mbps - $29.95/mo. for 6 mos. and $41.95/mo. thereafter

- Up to 8.0 Mbps service - $72.95/mo.

•      Comcast:

- Up to 6Mbps - $29.95/mo. for 3 mos. and $45.95/mo. thereafter

DIFFERENTIATION:

•      EarthLink Protection Control Center

•      Award-winning customer service

EarthLink has the largest high-speed coverage area of any high-speed provider in the U.S.

64

Advertising and Value-added Services

Partners

[LOGO]

Value-Added Services

[LOGO]

65

Advertising and Value-added Services

[CHART]

Increased ACC revenue over 250 percent since 2001

66

Total Revenues

[CHART]

Stable trad’l access services

67

Gross Margins

[CHART]

Today both retail broadband and premium narrowband are generating around $15 gross margin per customer per month

68

Headcount Reductions

[CHART]

Operational effectiveness and outsourcing are driving headcount efficiencies

69

Monthly Operations Expenses per Sub

[CHART]

Reduced per subscriber expenses by 34 percent while increasing quality and customer satisfaction

70

Operating Efficiencies drive Free Cash Flow

[CHART]

Expect flat to slightly down Free Cash Flow

71

ISP to Total Communications Provider

[CHART]

Anytime, anywhere,
EarthLink connects people to the power and possibilities of the Internet.
We deliver a reliable and personalized experience our customers trust.

72

Total Communications Provider

[CHART]

Access

We will seek to differentiate and grow our existing access business by virtue of our communications Services and integration Tools

Communications Mgmt.

We will offer a suite of services related to consumers’ interpersonal communications activities, including email, voice, IM & SMS

Integration Tools

We will provide a suite of tools and clients that integrate the user’s key Internet activities (address book, favorites, pictures, files, etc) into an easy-to-manage portfolio

We will integrate with key, relevant third-party offerings in the market

EarthLink will build, buy or develop partnerships as appropriate

73

EarthLink Target Audience – ISP and TCP

Primary life motivation
			Career	Family	Entertainment
Technology optimism	Optimist	High Income	Fast Forwards are timestrapped, driven and top users of technology 12%	New Age Nurturers are underserved – but serious believers in technology for family and education 8%	Mouse Potatoes are dedicated to interactive entertainment, especially on the PC 9%	Early Adopters 29%

		Low Income	Techno-Strivers are up-and-coming believers in technology for career advancement 5%	Digital Hopefuls are family-oriented technology lovers – a promising market for low-cost PCs 6%	Gadget Grabbers are focused on low-cost, high-tech toys like Instant Messaging 7%	Fast Followers 18%

	Pessimist	High Income	Handshakers are successful professionals with a low technology tolerance 7%	Traditionalists are suspicious of technology beyond the basics 10%	Media Junkies are visual, TV lovers and interested in TV features like video-on-demand 6%	Cautious Onlookers 23%

		Low Income	Sidelined Citizens are technophobes and technology laggards, the least receptive audience for any technology 29%

•  Represents the percentage of US households in each segment in 2004

Source: Why Technographics Still Works, Forrester Research Inc., December 2004

[LOGO]

74

EarthLink Brand Proposition

Brand Promise: People Looking Out For You

Tagline: “We Revolve Around You”

Core Principles:	PROTECTION	PERFORMANCE	INNOVATION

Emotional Benefit:	Safe, cared for, and confidently secure	Excitement, aspiration and connection to what is important	Ahead of the curve and in the know

Functional Benefit:	Powerful protection tools for a safe Internet experience	A fast, quality connection, award- winning support, and the tools you need to have a rich Internet experience	Access to the latest advancements

75

Advertising

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

[ WATCH ]	[ WATCH ]	[ WATCH ]

76

EarthLink Network – Backbone / Advance Services

[GRAPHIC]

77

State of the Voice Market

[CHART]

Source: IDC, 2005:  Forecast reflects consumers who use analog terminal adaptors

78

EarthLink Voice Products

[GRAPHIC]

79

Free Voice Products  – MindSpring

Service: Free computer-to-computer unlimited talk

[GRAPHIC]

Equipment Needed: Broadband connection, PC with a microphone and speakers, or an analog telephone adapter and router.

80

Free Voice Products – Coming Enhancements

PHASE I

•      Conference Calling

•      Chat Conference

•      Video Conference

•      Voicemail Notification

•      Custom Sounds / Ringtones

PHASE II

•      Pocket PC Version

•      Inbound Calling

•      Vista Support

•      Import addresses from Outlook

PHASE II

•      Mac version

•      Integration with ETV

•      Message Center

•      Business Version

81

Fee-Based Voice Services

[LOGO]

CORE PRODUCT:

•      Pricing as low as $14.95 or $24.95/month

•      Up to 500 minutes or unlimited air time

•      CPE required

•      Principally targeting Cable customers

[LOGO]

CORE PRODUCT:

•      Pricing as low as $49.95, $64.95, or $69.95/month

•      DSL speeds up to 1.5 Mbps or 8 Mbps

•      Up to 500 minutes or unlimited air time

•      Partnering with COVAD

Calling Features Included: Enhanced voicemail, call forwarding, call waiting, call blocking, caller ID, award-winning 24/7 customer service, enhanced 911 service, and myVoice portal for online account mgmt

Additional Services Available: Enhanced call forwarding for $4.95

82

Home Phone Service Build-out

[CHART]

83

EarthLink Home Phone Service: Picking a Market

[GRAPHIC]

84

Subscriber Profitability Potential – Voice

	Home Phone	trueVoice with Cable Broadband

Revenue	$68.50	$66.50

Communications	38.50	34.50

Gross Margin	$30.00	32.00

Percentage	45%	48%

Operating Expense	10.00	11.00

Operating Contribution	$20.00	$21.00

Positive customer life time value (LTV) by managing acquisition cost and churn

* Before Sales & Marketing expense

85

Voice: Wi-Fi and Wireless

[GRAPHIC]	[GRAPHIC]

Wi-Fi Phones	Dual Mode Phones

Home-Based VoIP Will Go Mobile

86

Total Communication Provider

Integrated
Communication

[GRAPHIC]

Centralized Storage
& Management

Television

•              Information

•              Video

[GRAPHIC]

Telephone Services

•              Information

•              Video

[GRAPHIC]

Desktop

•              Information

•              Video

•              Voice

[GRAPHIC]

Mobile

•              Information

•              Video

•              Voice

[GRAPHIC]

87

Transforming to Revenue Growth

[CHART]

88

Key Take-Aways

Trad’l ISP Business & Customers

•      Remains robust and continues to drive future growth opportunities

IP Infrastructure

•      Continue to leverage our network to drive narrowband, broadband, voice and some day video

Experience

•      Continue to take advantage of our core IP expertise to integrate the user experience regardless of application, device or network

89

[ BACK ]

90

[GRAPHIC]

[ BACK ]

91

[GRAPHIC]

[ BACK ]

92

Total Communications Provider

[LOGO]

HELIO

Access
Voice

Municipal
Wi- Fi

SME

93

Small-to-Medium Enterprises

Bill Heys

Executive Vice President & President,

Value and Small-to-Medium Enterprises

94

Executive Summary

EarthLink has an existing very profitable $70 million enterprise business

•      DSL, T-1, Frame Relay, Web hosting, etc.

The acquisition of New Edge Network will provide a platform to invest in a >20% growth market

Synergies in data, voice, and security

An exit rate of $200 million revenue annually in 2006!

95

Complementary Product Offerings

Building a Portfolio of SME Products in Attractive Growth Markets

Market Segment	Access	Value Added Services

Single Site Soho <5	ELNK Small Biz	VPN	Web Hosting	Security (Aluria)	Voice (VoIP)	On-site Services (2006)

Multi Site Small/Medium Enterprise <200	New Edge Networks		2006	2006	2006	2006

96

Fast Growing Market

[CHART]

Source: Compass Intelligence 2004

97

“Edge” Agnostic Product Suite

Wide Area Networking

•      Managed Network Services

•      Virtual Private Networks

•      Private Networks

•      Managed VPNs

•      Frame Relay

•      Frame over DSL

•      ATM

•      Private Line

Internet Access

•      DSL

•      xDSL

•      SDSL

•      T-1

•      DS3

•      OCx

•      Ethernet

Wholesale Solutions

•      DSL

•      T-1

•      IP Transit

Expertise and systems to handle variety of technologies across multiple Incumbent Local Exchange Carriers

98

New Edge Networks

New Edge Networks builds complex wide area networks for carrier and business customers.  Unique national facilities-based Managed Services Provider (MSP)

•      Largest XDSL, FR/ATM, IP footprint in US

•      Nearly 100% US business coverage

•      focus on business and carrier networks

•      Wholesale and retail

•      EDI provisioning with all carriers

•      Multiple, scalable sales distribution channels

99

Balanced Distribution… Retail and Wholesale

Retail

•      100 Internal Quota Carrying

•      1000+ alternate channel partners such as VARs, agents, equipment vendors, ISOs, etc

Wholesale

•      Large, national partners - MCI, AT&T, SBC, BellSouth, etc.

•     300 smaller ISP partners

[GRAPHIC]

Benefits to New Edge

•      Using retail and wholesale channels increases growth

•      Largest customer (SBC) represents less than 15% of revenues

•      67% of all recurring revenues billed directly to the end user

100

Market Size – Most Major US Carriers Use New Edge

Retail Carriers
End-User Revenue (2002 Estimate)				Major “Incumbent” Providers	Major Competitive Providers	Wholesale Providers (“carrier’s carrier”)

	$298	B	Business LD Voice	[LOGO]	[LOGO]	[LOGO]
	$47 30		Consumer LD Voice	[LOGO]	[LOGO]	[LOGO]
$
	$50		Business Data	[LOGO]	[LOGO]	[LOGO]
	$19		Consumer High Speed Internet	[LOGO]	[LOGO]	[LOGO]
	$71		Wireless Voice	[LOGO]	[LOGO]	[LOGO]
	$39		Business Local Voice	[LOGO]	[LOGO]	[LOGO]
	$41		Consumer Local Voice	[LOGO]	[LOGO]	[LOGO]

101

Some New Edge Enterprise Customers

[LOGO]

102

Customer Examples

Wholesale – BellSouth

•      New Edge Network Solution - out-of-region, out-of-franchise DSL/frame relay access

•      Ex. North Carolina Court System – Sprint territory

•      384kbs DSL @ $ per location

•      Two year term

Retail – Build A Bear! – signed 1/16/06

•      200 retail locations growing by 30-50 stores a year

•      Current network - Sprint 56k frame relay

•      New Edge Network Solution – Network VPN with Dial Back-up and Managed Network Services package

•      384kbs DSL @ $ per location

•      Two year term

•      Applications – point of sale

103

Bigfoot – “King of T-1 and below”

Total U.S. Central Offices Providing Last Mile Access: 22,000

[CHART]

Majority of today’s branch applications require T-1 or less

10,000 COs cover 95% of US business locations

New Edge Network has DSLAMs and Network to Network interfaces (NNIs) that reach  9,500 of these COs

New Edge Network Frame Relay covers all

We are “edge agnostic”

No other national carrier has coverage this broad or deep unless they buy from New Edge Network

Bigfoot ....A Hard Asset to Replicate

104

Diversified Market Opportunity

Segment	HQ	Sites	Avg.

Retail	7,015	233,087	33

Bus. Services	5,415	70,129	13

Prof. Services	4,998	41,686	8

Banking	4,785	72,293	15

Medical	1,330	19,217	14

Lodging	479	6,456	13

Source: D&B Spectrum

Many attractive channel opportunities

105

Broadband Networks – Customer Types

Fortune 1000
AT&T, MCI,
Sprint

Regional / SMB
Enterprise

SOHO / Telecommuter / Branches
5-500 locations

Consumers

	ARPU/	Complexity
“Stickiness”	Margins	Multiple Sites

+	+	+

New Edge Networks

EarthLink

-	-	-

106

Retail is current focus…

Segment	HQ	Sites	Avg.

Retail	7,015	233,087	33

Bus. Services	5,415	70,129	13

Prof. Services	4,998	41,686	8

Banking	4,785	72,293	15

Medical	1,330	19,217	14

Lodging	479	6,456	13

Source: D&B Spectrum

...but we will be investing to drive deeper in retail and expand into the other verticals

107

How do they do it...

[LOGO]

Example:  the “Retail Broadband Alliance”

New Edge has created a nationwide alliance of Retailers to focus on their specific needs for

•      Software, Hardware, Security, Payment processing, applications, networks, etc.

Creating these best-practice sharing groups provides insight into the latest technology developments and helps to marry them to the latest customer needs

Keeps New Edge on the forefront of opportunities

108

The Retail Profile

Why do they buy?

[LOGO]

Email

Faster transactions

Expand payment options

In store ATM and Kiosks

Market basket analysis

Real-Time inventory

Workforce Management

Online training

Video security

Cheaper than dial-up!

109

What Do Telecom Customers Really Want?

ROI ...this is the easy part!

100% coverage, low cost, QOS and high availability

Don’t know / understand telecom ...and don’t want to

One Neck to Grab

•      Want to make one call – Professional Services

•      Want to work with people that they like and trust

Do not want to feel “ripped off” ...they will pay a premium

Low entry (capex) cost ...make it easy

110

Transforming to Revenue Growth

[CHART]

111

Key Takeaways

Fast growing, attractive market

Difficult to replicate national broadband network “Bigfoot”

Logical extension of existing EarthLink business

Significant cross-selling opportunities

Leveraging combined strengths in a fragmented, fast growing market

112

Total Communications Provider

[LOGO]

HELIO

Access Voice

SME

Municipal Wi-Fi

113

Municipal Networks

Don Berryman

Executive Vice President & President, Municipal Networks

114

115

Muni Wi-Fi Demand Drives Market

Overlooked – Under invested communities

•      Scottsburg, IN – April 2004

•      Chaska, MN – October 2004

•      250-300 small towns do it themselves

•      Philadelphia Issues RFP – April 2005

116

Executive Summary

EarthLink is the leader in this fast growing market

Most feasible “last mile” technology

Product is in demand

Competition is fragmented

Technology is stable and reliable for consumer use

Partnering for success

Positioned for growth

117

Why Wi-Fi?

Wi-Fi devices have proliferated the market

Metro-Mesh Wi-Fi technology has rapidly advanced

Wi-Fi technology WORKS today!!!

118

Why Wi-Fi?

Customers can use a broad range of Wi-Fi products (IEEE 802.11 standards based)

Collective R&D knowledge from the global Wi-Fi alliance

Wi-Fi offers high-speed, secure connections

Ability to upgrade and enhance network functionality

By 2007, Gartner Dataquest estimates that 90% of all business laptop PCs will be Wi-Fi enabled and 68% of all new portable / mobile devices shipped will include Wi-Fi.

[CHART]

119

Why Wi-Fi Mesh?

Underlying infrastructure for rapidly developing applications that don’t exist today

Changes the way business, government and consumers do business….

Disruptive technology

120

Why Muni Wi-Fi?

Cities want choices for citizens beyond the cable and phone companies

The technology is proven and is now cost-effective to deploy

Technology is becoming increasingly mobile

For municipal workers, Wi-Fi solutions enable them to be more effective and efficient, reducing the cost of government services

Cities have the vision but need a partner that can execute

121

EarthLink Network – Backbone / Advance Services

[GRAPHIC]

122

Wifi Network

Municipal Mesh Wi-Fi Network Solution

[GRAPHIC]

123

Total Muni Wi-Fi Opportunity

EarthLink Wins

700k Households Passed

185 Square Miles

[GRAPHIC]

Muni Wi-Fi Opportunity

[CHART]

Poised for continued growth

125

Fragmented Competition

Municipality	Bid Competitors	Market Competitors

Comcast, Verizon, Verizon
Philadelphia	HP, AT&T, Clearwire, MCI	Wireless

	Echostar, Sprint, Qwest, US	Time Warner Cable, Qwest,
Minneapolis	Internet	Verizon Wireless

None, EarthLink only bidder
Anaheim	after RFI process	Adelphia, SBC

Long Beach	Unknown	Charter, Verizon

Cingular, Ericsson, Cisco,
	MCI, Motorola GEMS ,	Comcast, SBC, Verizon
San Francisco	MetroFi (26 Total	Wireless
respondents)

126

Municipal Product Roadmap

Phase 1

Retail

•      EarthLink 1 Mbps Wi-Fi

•      DigiBridge

Wholesale

•      Monthly 1 Mbps for Commercial, Institutional Service Providers

•      Municipal Field and Safety

•      Inbound Roaming

Transactional

•      Occasional Use –1 hour, 24 hour, 3 day

•      Parks and Public Spaces

Phase 2

EarthLink Wi-Fi with National Roaming EarthLink “Limited” Wi-Fi PC / TV2 bundle

T-1 Alternative for Municipal Government T-1 Alternative for Commercial ISPs

Prepaid Variations on Occasional Use

Phase 3

Wi-Fi Phone

T-1 Alternative for Small Business T-1 Alternative for Residential Consumer

Bulk Wi-Fi Access QoS and Speed Tiers

Local Search, Content and Utilities

127

Profitable Subscribers in a Mature Market

	Retail	Wholesale

Revenue	$20.00	$10.00

Communications	4.25	4.25

Gross Margin	$15.75	$5.75

Percentage	79%	58%

Operating Expense	4.00	1.75

Operating Contribution	$11.75	$4.00

Strong customer life time value (LTV) with low fixed costs

128

Attractive Subscriber Levels

Operating Breakeven

[CHART]

Targeting operating breakeven within 1 – 2 years

129

Improvements in Cap Ex

Operating Breakeven

[CHART]

Could reach breakeven faster

130

Partnering for Success

[LOGO]

131

Google Partnership

Agreement is to test different business models in two markets

•      San Francisco (low speed free & high-speed pay tier)

•      An additional market (local garden & high-speed pay tier)

EarthLink

•      Design, build, maintain and own the network

•      Sell a premium service at higher speeds

•      Offer an “open access” model for other ISPs to sell premium products

Google

•      Provide the “Free, low speed” and local garden content that will be supported by search and advertising revenue

•      Contribute to the capital investment, on-going operational costs

•      Share the ad revenue with EarthLink

132

Network Alliance Vision

Leverage Existing EarthLink Network Development

•      Network architecture and deployment experience

•      Volume pricing for equipment and services

•      Existing EarthLink products and support infrastructure

•      Seamless roaming & EarthLink customer experience

Faster Deployment with Less Risk

•      Use partners to expand footprint to additional cities more rapidly

•      Take advantage of partners’ local sales capabilities

Provides incremental revenue opportunities to EarthLink model

133

Muni Wi-Fi Market Opportunity

[CHART]

Poised for continued growth

134

Possible Wi-Fi Access Opportunity

[CHART]

…about 35% market penetration – a significant market potential

135

Possible Wi-Fi Access & Voice Opportunity

[CHART]

…but adding Wi-Fi voice to network access makes it even more attractive

136

Transforming to Revenue Growth

[CHART]

137

Key Takeaways

Significant market opportunity with fragmented competition

Efficient capital deployment

Attractive customer economics

Muni Wi-Fi Voice opportunity

Wi-Fi networks lay the foundation to deliver novel applications (that drive high value to network stakeholders)

EarthLink leads this market and is uniquely positioned to capitalize on the opportunity

138

Financials

Kevin Dotts

Executive Vice President & Chief Financial Officer

139

Executive Summary

2005 was a year of delivering on our goals

Delivered Great Financial Results

•     $1.02 EPS or $143M of Net Income

•     $173M of Free Cash Flow

•      Acquired over 20M shares of EarthLink. In total repurchased 28% of shares outstanding as of August 2002

Positioned Ourselves For Profitable Growth

•	Voice	– EarthLink trueVoice
– DSL & Home Phone Service
•	Wireless	– HELIO

•	Access	– Muni-WiFi
– SME – New Edge Networks

Managing trad’l access to invest in growth

140

Premium Dial-up Revenues

[CHART]

Back in 1996 they said, “You can’t grow a Dial-up business…” ....well, we did...

141

Broadband Revenues

[CHART]

In 1999 they said, “You can’t build a broadband business…” ....but we did, and...

142

Value Dial-up Revenues

[CHART]

...then we acquired PeoplePC …and grew that product too

143

Total Company Revenues

[CHART]

...and meanwhile we managed the business by adding complimentary products and profitable value added services like advertising and search

144

Net Income Improvement

[CHART]

….and while growing this business, we managed our cost structure to drive to free cash flow generation, EBITDA expansion, and net income growth

145

Profit & Free Cash Flow Improvement

[CHART]

The trad’l access business has grown to be a very profitable, cash generating business that will continue to perform for the foreseeable future

146

Current State

Over the past several years when asked, “… are you a growth company… or value...”, we’ve consistently said ‘Growth!’

But how….

•      Wireless -HELIO

•      Voice – DSL and Home Phone Service and EarthLink trueVoice

•      Muni-WiFi-Alternative Access

•      Small and Medium Enterprises

•      Other Complimentary Products…Aluria, New Edge Networks, etc.

Growth initiatives will drive future revenue, EBITDA, Net Income, and Free Cash Flow growth…

147

Investing EBITDA in Growth

[CHART]

The trad’l access products and value added services will “fund” our growth initiatives

148

Growth will Pressure Net Income in 2006

[CHART]

We will fund HELIO with planned contributions ~$80 million in 2006 as it launches its products starting at the end of 1Q’06

149

How to Fund Investments

EarthLink finished 2005 with $422M of cash, cash equivalents and investments

Since August 2002, we acquired 50.5M shares for $422.2M

•      As we have visibility to the growth investments we are re-evaluating our use of cash, but meanwhile we will suspend the existing Share Repurchase Program

Likely Uses in 2006

•      $75M -$100M Growth spending

•      $114M New Edge Networks

•      ~$80M HELIO funding

•      $50M -$70M for Muni-WiFi capital expenditures…very dependent upon speed with which cities award licenses

•      Possible other strategic uses of cash

While…

•     $30M -$40M of maintenance capital expenditure for trad’l access services

•      ~$200M of trad’l access margin generation

150

Beyond 2006

[CHART]

151

Beyond 2006

[CHART]

152

The Focus is Growth

[CHART]

153

Summary Guidance & Targets

ELNK 1st Quarter 2006 Guidance
•	Net subscriber additions	(25)K – 25K
•	Revenue	$310M - $315M
•	EBITDA	$24M - $29M
•	Net Income	$2M - $9M

ELNK Full Year 2006 Guidance
•	Net subscriber additions	(25)K – 25K
•	Revenue	$1.3B
•	EBITDA	$125M - $100M
•	HELIO	$(90M) - $(110M)
•	Net Income	$(45)M - $0M

Beyond ‘06... Targets
•	ELNK Revenue	10% - 15% CAGR
•	ELNK EBITDA Margins	17% - 19%
•	HELIO Revenue … 2009	$2.0B

154

Conclusion

Garry Betty

President & Chief Executive Officer

155

Executive Summary

Manage the existing access relationship with customer to deliver recurring revenue stream

•      Delivering stable returns - EBITDA, net income, and free cash flow

Re-invest earnings into high-growth prospects

•      Wireless  – [LOGO]

•      Voice – EarthLink trueVoice, DSL & Home Phone Service

•      New Access Technologies – Muni Wi-Fi, BPL, etc.

•      Small and Medium Enterprise solutions

A Total Communications Provider

156